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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 23, 2004


                      NEW CENTURY MORTGAGE SECURITIES, INC.

                  (as depositor under an Indenture, dated as of
                 September 29, 2004, providing for, inter alia,
               the issuance of Asset Backed Notes, Series 2004-3)


                      New Century Mortgage Securities, Inc.
                      -------------------------------------

             (Exact name of registrant as specified in its charter)
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
           Delaware                                  333-110474                 33-0852169
 ----------------------------------                  --------------             -------------------------
(State or Other Jurisdiction                         (Commission                (I.R.S. Employer
of Incorporation)                                    File Number)               Identification Number)

18400 Von Karman, Suite 1000
Irvine, California                                            92612
----------------------------------------------                -----
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
                                                     --------------

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

                                       -2-


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Acquisition or Disposition of Assets.
           ------------------------------------

         For a description of the Notes and the Mortgage Pool, refer to the Indenture.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:



                     EXHIBIT NO.              DESCRIPTION
                     -----------              -----------
                     3.1                      Amended and Restated Trust
                                              Agreement, dated as of September
                                              29, 2004, among New Century
                                              Mortgage Securities, Inc., as
                                              Depositor, Wilmington Trust
                                              Company, as Owner Trustee and
                                              Deutsche Bank National Trust
                                              Company, as Certificate Registrar
                                              and Certificate Paying Agent,
                                              Asset Backed Notes, Series 2004-3.


                     EXHIBIT NO.              DESCRIPTION
                     -----------              -----------
                     4.1                      Indenture dated as of September
                                              29, 2004, between New Century Home
                                              Equity Loan Trust 2004-3, as
                                              Issuer and Deutsche Bank National
                                              Trust Company, as Indenture
                                              Trustee, Asset Backed Notes,
                                              Series 2004-3.

                     EXHIBIT NO.              DESCRIPTION
                     -----------              -----------
                     99.1                     Servicing Agreement, dated as of
                                              September 29, 2004, among New
                                              Century Mortgage Corporation, as
                                              Master Servicer, New Century Home
                                              Equity Loan Trust 2004-3, as
                                              Issuer and Deutsche Bank National
                                              Trust Company, as Indenture
                                              Trustee, Asset Backed Notes,
                                              Series 2004-3.

                     99.2 Mortgage Loan Sale and Contribution Agreement, dated as of September 29, 2004, among New Century Mortgage Securities, Inc., as Purchaser, NC Residual II
                                              Corporation, as Seller and NC
                                              Capital Corporation as Responsible
                                              Party.

SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2004

                                            NEW CENTURY MORTGAGE SECURITIES INC.

                                            By: /s/ Kevin Cloyd
                                                ---------------
                                            Name:   Kevin Cloyd
                                            Title:  Executive Vice President

                                  EXHIBIT INDEX


                              Sequentially
Exhibit                       Numbered
Number                        Description
------                        -----------

3.1 Amended and Restated Trust Agreement, dated as of September 29, 2004, among New Century Mortgage Securities, Inc., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, Asset Backed Notes, Series 2004-3.

4.1 Indenture dated as of September 29, 2004, between New Century Home Equity Loan Trust 2004-3, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Asset Backed Notes, Series 2004-3.

99.1 Servicing Agreement, dated as of September 29, 2004, among New Century Mortgage Corporation, as Master Servicer, New Century Home Equity Loan Trust 2004-3, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Asset Backed Notes, Series 2004-3.

99.2 Mortgage Loan Sale and Contribution Agreement, dated as of September 29, 2004, among New Century Mortgage Securities, Inc., as Purchaser, NC Residual II Corporation, as Seller and NC Capital Corporation as Responsible Party.

                                   EXHIBIT 3.1

                                   EXHIBIT 4.1

                                  EXHIBIT 99.1

                                  EXHIBIT 99.2